UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

SIERRA HEALTH SERVICES, INC.
____________________________________________
(Exact name of registrant as specified in its charter)

Nevada	1-8865	88-0200415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2724 North Tenaya Way
Las Vegas, Nevada 89128
(Address of principal executive offices including zip code)

(702) 242-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 30, 2007, Sierra Health Services, Inc. issued a press release announcing operating results for the quarter ended June 30, 2007.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.  This exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Statements contained herein that are not historical facts are forward-looking and based on management’s projections, assumptions and estimates; actual results may vary materially.  Forward-looking statements are subject to certain risks and uncertainties, which include but are not limited to: 1) potential adverse changes in government regulations, contracts and programs, including the Medicare Advantage program, the Medicare Prescription Drug Plan and any potential reconciliation issues, Medicaid and legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential managed care litigation exposure; 2) competitive forces that may affect pricing, enrollment, renewals and benefit levels; 3) unpredictable medical costs, malpractice exposure, reinsurance costs, changes in provider contracts and inflation; 4) impact of economic conditions; 5) changes in healthcare reserves; 6) the effects of the termination of the HCA contract; 7) the amount of actual proceeds to be realized from the note receivable related to the sale of the workers’ compensation insurance operation; and 8) receipt of certain regulatory approvals and the satisfaction or waiver of other conditions pertaining to the proposed merger with UnitedHealth Group. Further factors concerning financial risks and results may be found in documents filed with the Securities and Exchange Commission and which are incorporated herein by reference.

Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Sierra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Sierra or its business or operations.  Sierra assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

Exhibits	Description
99.1	Press Release, dated as of July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA HEALTH SERVICES, INC.
(Registrant)

Date: July 30, 2007	/S/ MARC R. BRIGGS
Marc R. Briggs
Senior Vice President of Finance
Chief Financial Officer and Treasurer